Filed under Rule 497(k)

Registration No. 002-83631

VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2013,

as supplemented to date

Global Strategy Fund.

Effective September 2, 2014, in the Fund Summary in the Investment Adviser section, the chart is revised with respect to Franklin Advisers, Inc. The portfolio management disclosure pertaining to Canyon Chan is hereby deleted in its entirety.

Please retain this supplement for future reference.

Date: September 3, 2014